EXHIBIT 13.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of RADCOM Ltd. (the “Company”) for the period ended December 31, 2005 (the “Report”), I, Arnon Toussia-Cohen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2006

/s/ Arnon Toussia-Cohen
Arnon Toussia-Cohen
Chief Executive Officer